Great Lakes Bond Fund
a Series of Managed Portfolio Series (the “Trust”)

Supplement dated April 30, 2021 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated July 29, 2020
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The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization providing for the reorganization of the Great Lakes Bond Fund (the “Target Fund”) into the Weitz Core Plus Income Fund (the “Acquiring Fund”), a fund with a similar strategy and investment objective, and lower fees and expenses than the Target Fund. The Reorganization is subject to certain conditions, including approval by shareholders of the Target Fund.

The Reorganization will shift management responsibility from Great Lakes Advisors, LLC (“Great Lakes”) as investment adviser to the Target Fund to Weitz Investment Management, Inc. (“Weitz”). Weitz is an SEC-registered investment adviser that provides comprehensive asset management, compliance, and fund support to the Acquiring Fund.

Pursuant to the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund will assume all of the Target Fund’s liabilities. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganization.

The Reorganization is generally anticipated to be a tax-free transaction for the Target Fund and its shareholders. The Trust’s Board of Trustees has approved the Reorganization and has determined that approval of the Reorganization is in the best interests of the Target Fund, and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

Shareholders of record of the Target Fund will receive proxy materials soliciting their vote with respect to the proposed Reorganization. The shareholder meeting is scheduled for July 15, 2021. If approved by Target Fund shareholders, the Reorganization is expected to take place on or about July 23, 2021.

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Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.